January 8, 2016
THE DREYFUS/LAUREL FUNDS, INC.
- General Treasury and Agency Money Market Fund

Supplement to Class A Shares and Class R Shares
Summary Prospectus and Statutory Prospectus
 dated February 27, 2015

The following will replace "Principal Investment Strategy" in the summary prospectus and "Fund Summary—General Treasury and Agency Money Market Fund—Principal Investment Strategy" in the statutory prospectus:

The fund is a "government money market fund."  As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.  As a government money market fund, the fund must invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash.  To pursue its goal, the fund normally invests exclusively in securities backed by the full faith and credit of the U.S. government and repurchase agreements in respect of such securities.  Securities backed by the full faith and credit of the U.S. government include Treasury securities as well as securities issued by certain agencies of the U.S. government.

The following will replace the second sentence of the third paragraph in "Fund Details—Goal and Approach" in the statutory prospectus:

General Treasury and Agency Money Market Fund maintains an even higher quality standard by investing exclusively in securities backed by the full faith and credit of the U.S. government and repurchase agreements in respect of such securities.

The following will replace the first two paragraphs of "Fund Details—Goal and Approach—General Treasury and Agency Money Market Fund" in the statutory prospectus:

The fund seeks a high level of current income consistent with stability of principal.  This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders.  The fund is a "government money market fund."  As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.  As a government money market fund, the fund must invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash.

To pursue its goal, the fund normally invests exclusively in securities backed by the full faith and credit of the U.S. government and repurchase agreements in respect of such securities.  Such repurchase agreements may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements.  Securities backed by the full faith and credit of the U.S. government include Treasury securities as well as securities issued by certain agencies of the U.S. government, such as the Government National Mortgage Association.  The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

"Regulatory risk" no longer applies to the fund.

The following is added as the last paragraph of "Shareholder Guide—General Policies" in the statutory prospectus:
Escheatment
If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration.  The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold.  It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions.  The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.